Acquisitions and Divestitures	12 Months Ended
Dec. 31, 2016
Acquisitions and Divestitures

Note 2

Acquisitions and Divestitures

Wireless

Wireless Transaction

On September 2, 2013, Verizon entered into a stock purchase agreement (the Stock Purchase Agreement) with Vodafone and Vodafone 4 Limited (Seller), pursuant to which Verizon agreed to acquire Vodafone’s indirect 45% interest in Cellco Partnership d/b/a Verizon Wireless (the Partnership, and such interest, the Vodafone Interest) for aggregate consideration of approximately $130 billion.

On February 21, 2014, pursuant to the terms and subject to the conditions set forth in the Stock Purchase Agreement, Verizon acquired (the Wireless Transaction) from Seller all of the issued and outstanding capital stock (the Transferred Shares) of Vodafone Americas Finance 1 Inc., a subsidiary of Seller (VF1 Inc.), which indirectly through certain subsidiaries (together with VF1 Inc., the Purchased Entities) owned the Vodafone Interest. In consideration for the Transferred Shares, upon completion of the Wireless Transaction, Verizon (i) paid approximately $58.89 billion in cash, (ii) issued approximately 1.27 billion shares of Verizon’s common stock, par value $0.10 per share, which was valued at approximately $61.3 billion at the closing of the Wireless Transaction, (iii) issued senior unsecured Verizon notes in an aggregate principal amount of $5.0 billion (the Verizon Notes), (iv) sold Verizon’s indirectly owned 23.1% interest in Vodafone Omnitel N.V. (Omnitel, and such interest, the Omnitel Interest), valued at $3.5 billion and (v) provided other consideration, which included the assumption of preferred stock valued at approximately $1.7 billion. The total cash paid to Vodafone and the other costs of the Wireless Transaction, including financing, legal and bank fees, were financed through the incurrence of third-party indebtedness.

In accordance with the accounting standard on consolidation, a change in a parent’s ownership interest while the parent retains a controlling financial interest in its subsidiary is accounted for as an equity transaction and remeasurement of assets and liabilities of previously controlled and consolidated subsidiaries is not permitted. As a result, we accounted for the Wireless Transaction by adjusting the carrying amount of the noncontrolling interest to reflect the change in Verizon’s ownership interest in the Partnership. Any difference between the fair value of the consideration paid and the amount by which the noncontrolling interest is adjusted has been recognized in equity attributable to Verizon.

Omnitel Transaction

On February 21, 2014, Verizon and Vodafone also consummated the sale of the Omnitel Interest (the Omnitel Transaction) by a subsidiary of Verizon to a subsidiary of Vodafone in connection with the Wireless Transaction pursuant to a separate share purchase agreement. As a result, during 2014, we recognized a pre-tax gain of $1.9 billion on the disposal of the Omnitel interest in Equity in (losses) earnings of unconsolidated businesses on our consolidated statement of income.

Verizon Notes (Non-Cash Transaction)

The Verizon Notes were issued pursuant to Verizon’s existing indenture. The Verizon Notes were issued in two separate series, with $2.5 billion due February 21, 2022 (the eight-year Verizon Notes) and $2.5 billion due February 21, 2025 (the eleven-year Verizon Notes). The Verizon Notes bear interest at a floating rate, which will be reset quarterly, with interest payable quarterly in arrears, beginning May 21, 2014. The eight-year Verizon notes bear interest at a floating rate equal to the three-month London Interbank Offered Rate (LIBOR), plus 1.222%, and the eleven-year Verizon notes bear interest at a floating rate equal to the three-month LIBOR, plus 1.372%. On December 7, 2016, we redeemed the eight-year Verizon Notes (see Note 6 for additional details).

Other Consideration (Non-Cash Transaction)

Included in the other consideration provided to Vodafone is the indirect assumption of long-term obligations with respect to 5.143% Class D and Class E cumulative preferred stock issued by one of the Purchased Entities. Both the Class D shares (825,000 shares outstanding) and Class E shares (825,000 shares outstanding) are mandatorily redeemable in April 2020 at $1,000 per share plus any accrued and unpaid dividends. Dividends accrue at 5.143% per annum and will be treated as interest expense. Both the Class D and Class E shares have been classified as liability instruments and were recorded at fair value as determined at the closing of the Wireless Transaction.

Deferred Tax Liabilities

Certain deferred taxes directly attributable to the Wireless Transaction have been calculated based on an analysis of taxes attributable to the difference between the tax basis of the investment in the noncontrolling interest that is assumed compared to Verizon’s book basis. As a result, Verizon recorded a deferred tax liability of approximately $13.5 billion.

Spectrum License Transactions

Since 2014, we have entered into several strategic spectrum transactions including:

•

During the second quarter of 2014, we completed license exchange transactions with T-Mobile USA, Inc. (T-Mobile USA) to exchange certain Advanced Wireless Services (AWS) and Personal Communication Services (PCS) licenses. The exchange included a number of swaps that we expect will result in more efficient use of the AWS and PCS bands. As a result of these exchanges, we received $0.9 billion of AWS and PCS spectrum licenses at fair value and we recorded an immaterial gain.

•

During the second quarter of 2014, we completed transactions pursuant to two additional agreements with T-Mobile USA with respect to our remaining 700 MHz A block spectrum licenses. Under one agreement, we sold certain of these licenses to T-Mobile USA in exchange for cash consideration of approximately $2.4 billion, and under the second agreement we exchanged the remainder of our 700 MHz A block spectrum licenses as well as AWS and PCS spectrum licenses for AWS and PCS spectrum licenses. As a result, we received $1.6 billion of AWS and PCS spectrum licenses at fair value and we recorded a pre-tax gain of approximately $0.7 billion in Selling, general and administrative expense on our consolidated statement of income for the year ended December 31, 2014.

•

During the third quarter of 2014, we entered into a license exchange agreement with affiliates of AT&T Inc. (AT&T) to exchange certain AWS and PCS spectrum licenses. This non-cash exchange was completed in January 2015 at which time we recorded an immaterial gain.

•

On January 29, 2015, the FCC completed an auction of 65 MHz of spectrum, which it identified as the AWS-3 band. Verizon participated in that auction and was the high bidder on 181 spectrum licenses, for which we paid cash of approximately $10.4 billion. During the fourth quarter of 2014, we made a deposit of $0.9 billion related to our participation in this auction which is classified within Other, net investing activities on our consolidated statement of cash flows for the year ended December 31, 2014. During the first quarter of 2015, we submitted an application to the FCC and paid $9.5 billion to the FCC to complete payment for these licenses. The cash payment of $9.5 billion is classified within Acquisitions of wireless licenses on our consolidated statement of cash flows for the year ended December 31, 2015. On April 8, 2015, the FCC granted us these spectrum licenses.

•

During the fourth quarter of 2015, we completed a license exchange transaction with an affiliate of T-Mobile USA to exchange certain AWS and PCS spectrum licenses. As a result we received $0.4 billion of AWS and PCS spectrum licenses at fair value and recorded a pre-tax gain of approximately $0.3 billion in Selling, general and administrative expense on our consolidated statement of income for the year ended December 31, 2015.

•

During the fourth quarter of 2015, we entered into a license exchange agreement with affiliates of AT&T to exchange certain AWS and PCS spectrum licenses. This non-cash exchange was completed in March 2016. As a result, we received $0.4 billion of AWS and PCS spectrum licenses at fair value and recorded a pre-tax gain of $0.1 billion in Selling, general and administrative expense on our consolidated statement of income for the year ended December 31, 2016.

•

During the first quarter of 2016, we entered into a license exchange agreement with affiliates of Sprint Corporation, which provides for the exchange of certain AWS and PCS spectrum licenses. This non-cash exchange was completed in September 2016. As a result, we received $0.3 billion of AWS and PCS spectrum licenses at fair value and recorded an immaterial gain in Selling, general and administrative expense on our consolidated statement of income for the year ended December 31, 2016.

•

During the fourth quarter of 2016, we entered into a license exchange agreement with affiliates of AT&T to exchange certain AWS and PCS spectrum licenses. As a result of this agreement, $0.9 billion of Wireless licenses are classified as held for sale on our consolidated balance sheet as of December 31, 2016. This non-cash exchange was completed in February 2017. We expect to record a gain on this transaction in the first quarter of 2017.

Tower Monetization Transaction

During March 2015, we completed a transaction with American Tower Corporation (American Tower) pursuant to which American Tower acquired the exclusive rights to lease and operate approximately 11,300 of our wireless towers for an upfront payment of $5.0 billion. Under the terms of the leases, American Tower has exclusive rights to lease and operate the towers over an average term of approximately 28 years. As the leases expire, American Tower has fixed-price purchase options to acquire these towers based on their anticipated fair market values at the end of the lease terms. As part of this transaction, we also sold 162 towers for $0.1 billion. We have subleased capacity on the towers from American Tower for a minimum of 10 years at current market rates, with options to renew. The upfront payment, including the towers sold, which is primarily included within Other liabilities on our consolidated balance sheet, is accounted for as deferred rent and as a financing obligation. The $2.4 billion accounted for as deferred rent, which is presented within Other, net cash flows provided by operating activities, relates to the portion of the towers for which the right-of-use has passed to the tower operator. The $2.7 billion accounted for as a financing obligation, which is presented within Other, net cash flows used in financing activities, relates to the portion of the towers that we continue to occupy and use for network operations. See Note 5 for additional information.

Other

During 2016, 2015 and 2014, we acquired various other wireless licenses and markets for cash consideration that was not significant.

Wireline

Access Line Sale

On February 5, 2015, we entered into a definitive agreement with Frontier Communications Corporation (Frontier) pursuant to which Verizon sold its local exchange business and related landline activities in California, Florida and Texas, including Fios Internet and video customers, switched and special access lines and high-speed Internet service and long distance voice accounts in these three states, for approximately $10.5 billion (approximately $7.3 billion net of income taxes), subject to certain adjustments and including the assumption of $0.6 billion of indebtedness from Verizon by Frontier (Access Line Sale). The transaction, which included the acquisition by Frontier of the equity interests of Verizon’s incumbent local exchange carriers (ILECs) in California, Florida and Texas, did not involve any assets or liabilities of Verizon Wireless. The transaction closed on April 1, 2016.

The transaction resulted in Frontier acquiring approximately 3.3 million voice connections, 1.6 million Fios Internet subscribers, 1.2 million Fios video subscribers and the related ILEC businesses from Verizon. For the years ended December 31, 2016, 2015 and 2014, these businesses generated revenues of approximately $1.3 billion, $5.3 billion and $5.4 billion, respectively, and operating income of $0.7 billion, $2.8 billion and $2.0 billion, respectively, for Verizon. The operating results of these businesses are excluded from our Wireline segment for all periods presented to reflect comparable segment operating results consistent with the information regularly reviewed by our chief operating decision maker.

During April 2016, Verizon used the net cash proceeds received of $9.9 billion to reduce its consolidated indebtedness (see Note 6). The assets and liabilities that were sold were included in Verizon’s continuing operations and classified as assets held for sale and liabilities related to assets held for sale on our consolidated balance sheets through the completion of the transaction on April 1, 2016. As a result of the closing of the transaction, we derecognized plant, property, and equipment of $9.0 billion, goodwill of $1.3 billion, $0.7 billion of defined benefit pension and other postretirement benefit plan obligations and $0.6 billion of indebtedness assumed by Frontier.

We recorded a pre-tax gain of approximately $1.0 billion in Selling, general and administrative expense on our consolidated statement of income for the year ended December 31, 2016. The pre-tax gain included a $0.5 billion pension and postretirement benefit curtailment gain due to the elimination of the accrual of pension and other postretirement benefits for some or all future services of a significant number of employees covered by three of our defined benefit pension plans and one of our other postretirement benefit plans.

XO Holdings

On February 20, 2016, we entered into a purchase agreement to acquire XO Holdings’ wireline business, which owns and operates one of the largest fiber-based Internet Protocol (IP) and Ethernet networks, for approximately $1.8 billion, subject to adjustment. We completed the acquisition on February 1, 2017. Separately, we entered into an agreement to lease certain wireless spectrum from a wholly-owned subsidiary of XO Holdings that holds its wireless spectrum. Verizon has an option, exercisable under certain circumstances, to buy that subsidiary.

The acquisition of XO Holdings’ wireline business will be accounted for as a business combination. While we have commenced the appraisals necessary to identify the tangible and intangible assets acquired and liabilities assumed and the amount of goodwill to be recognized as of the acquisition date, the initial identification of the assets acquired and liabilities assumed is not yet available.

Data Center Sale

On December 6, 2016, we entered into a definitive agreement with Equinix, Inc. (Equinix) pursuant to which Verizon will sell 24 customer-facing data center sites in the United States and Latin America, for approximately $3.6 billion, subject to certain adjustments. The sale does not affect Verizon’s data center services delivered from 27 sites in Europe, Asia-Pacific and Canada, or its managed hosting and cloud offerings.

We plan to account for a portion of the transaction, consisting of the data center buildings, land and related assets, as a sale of real estate. The real estate assets to be sold of $0.7 billion are currently included in Verizon’s continuing operations and classified as held and used within Plant, property and equipment, net on our consolidated balance sheet at December 31, 2016. The non-real estate assets and liabilities that will be sold are currently included in Verizon’s continuing operations and classified as assets held for sale and liabilities related to assets held for sale on our consolidated balance sheet as of December 31, 2016. At December 31, 2016, assets to be sold classified as Non-current assets held for sale of $0.6 billion were principally comprised of goodwill, plant, property and equipment and other intangible assets. The transaction is subject to customary regulatory approvals and closing conditions, and is expected to close during the first half of 2017.

Other

On July 1, 2014, we sold a non-strategic Wireline business that provides communications solutions to a variety of government agencies for net cash proceeds of $0.1 billion and recorded an immaterial gain.

During the fourth quarter of 2015, we completed a sale of real estate for which we received total gross proceeds of $0.2 billion and recognized an immaterial deferred gain. The proceeds received as a result of this transaction have been classified within Cash flows used in investing activities on our consolidated statement of cash flows for the year ended December 31, 2015.

Other

Acquisition of AOL Inc.

On May 12, 2015, we entered into an Agreement and Plan of Merger (the Merger Agreement) with AOL Inc. (AOL) pursuant to which we commenced a tender offer to acquire all of the outstanding shares of common stock of AOL at a price of $50.00 per share, net to the seller in cash, without interest and less any applicable withholding taxes.

On June 23, 2015, we completed the tender offer and merger, and AOL became a wholly-owned subsidiary of Verizon. The aggregate cash consideration paid by Verizon at the closing of these transactions was approximately $3.8 billion. Holders of approximately 6.6 million shares exercised appraisal rights under Delaware law. If they had not exercised these rights, Verizon would have paid an additional $330 million for such shares at the closing.

AOL is a leader in the digital content and advertising platform space. Verizon has been investing in emerging technology that taps into the market shift to digital content and advertising. AOL’s business model aligns with this approach, and we believe that its combination of owned and operated content properties plus a digital advertising platform enhances our ability to further develop future revenue streams.

The acquisition of AOL has been accounted for as a business combination. The identification of the assets acquired and liabilities assumed are finalized. The fair values of the assets acquired and liabilities assumed were determined using the income, cost and market approaches. The fair value measurements were primarily based on significant inputs that are not observable in the market and thus represent a Level 3 measurement as defined in Accounting Standards Codification (ASC) 820, other than long-term debt assumed in the acquisition. The income approach was primarily used to value the intangible assets, consisting primarily of acquired technology and customer relationships. The income approach indicates value for an asset based on the present value of cash flow projected to be generated by the asset. Projected cash flow is discounted at a required rate of return that reflects the relative risk of achieving the cash flow and the time value of money. The cost approach, which estimates value by determining the current cost of replacing an asset with another of equivalent economic utility, was used, as appropriate, for plant, property and equipment. The cost to replace a given asset reflects the estimated reproduction or replacement cost for the property, less an allowance for loss in value due to depreciation.

The following table summarizes the consideration to AOL’s shareholders and the identification of the assets acquired, including cash acquired of $0.5 billion, and liabilities assumed as of the close of the acquisition, as well as the fair value at the acquisition date of AOL’s noncontrolling interests:

(dollars in millions)	As of June 23, 2015
Cash payment to AOL’s equity holders	$3,764
Estimated liabilities to be paid(1)	377

Total consideration	$4,141

Assets acquired:
Goodwill	$1,938
Intangible assets subject to amortization	2,504
Other	1,551

Total assets acquired	5,993

Liabilities assumed:
Total liabilities assumed	1,851

Net assets acquired:	4,142
Noncontrolling interest	(1)

Total consideration	$4,141

(1)

During the year ended December 31, 2016, we made cash payments of $179 million in respect of acquisition-date estimated liabilities to be paid. As of December 31, 2016, the remaining balance of estimated liabilities to be paid was $198 million.

Goodwill is calculated as the difference between the acquisition date fair value of the consideration transferred and the fair value of the net assets acquired. The goodwill recorded as a result of the AOL transaction represents future economic benefits we expect to achieve as a result of combining the operations of AOL and Verizon as well as assets acquired that could not be individually identified and separately recognized. The goodwill related to this acquisition is included within Corporate and other (see Note 3 for additional details).

Acquisition of Yahoo! Inc.’s Operating Business

On July 23, 2016, Verizon entered into a stock purchase agreement (the Purchase Agreement) with Yahoo! Inc. (Yahoo). Pursuant to the Purchase Agreement, upon the terms and subject to the conditions thereof, we agreed to acquire the stock of one or more subsidiaries of Yahoo holding all of Yahoo’s operating business for approximately $4.83 billion in cash, subject to certain adjustments (the Transaction). Prior to the closing of the Transaction, pursuant to a related reorganization agreement, Yahoo will transfer all of the assets and liabilities constituting Yahoo’s operating business to the subsidiaries to be acquired in the Transaction. The assets to be acquired will not include Yahoo’s cash, its ownership interests in Alibaba, Yahoo! Japan and certain other investments, certain undeveloped land recently divested by Yahoo or certain non-core intellectual property. We will receive for our benefit and that of our current and certain future affiliates a non-exclusive, worldwide, perpetual, royalty-free license to all of Yahoo’s intellectual property that is not being conveyed with the business.

Yahoo employees who transfer to Verizon will have any unvested Yahoo restricted stock units that they hold converted into cash-settleable Verizon restricted stock units, which will have the same vesting schedule as their Yahoo restricted stock units. The value of those outstanding restricted stock units on the date of signing was approximately $1.1 billion.

On February 20, 2017, Verizon and Yahoo entered into an amendment to the Purchase Agreement, pursuant to which the Transaction purchase price will be reduced by $350 million to approximately $4.48 billion in cash, subject to certain adjustments. Subject to certain exceptions, the parties also agreed that certain user security and data breaches incurred by Yahoo (and the losses arising therefrom) will be disregarded (1) for purposes of specified conditions to Verizon’s obligations to close the Transaction and (2) in determining whether a “Business Material Adverse Effect” under the Purchase Agreement has occurred.

Concurrently with the amendment of the Purchase Agreement, Yahoo and Yahoo Holdings, Inc., a wholly owned subsidiary of Yahoo that Verizon has agreed to purchase pursuant to the Transaction, also entered into an amendment to the related reorganization agreement, pursuant to which Yahoo (which has announced that it intends to change its name to Altaba Inc. following the closing of the Transaction) will retain 50% of certain post-closing liabilities arising out of governmental or third party investigations, litigations or other claims related to certain user security and data breaches incurred by Yahoo. In accordance with the original Transaction Agreements, Yahoo will continue to retain 100% of any liabilities arising out of any shareholder lawsuits (including derivative claims) and investigations and actions by the SEC.

The Transaction remains subject to customary closing conditions, including the approval of Yahoo’s stockholders, and is expected to close in the second quarter of 2017.

Fleetmatics Group PLC

On July 30, 2016, we entered into an agreement (the Transaction Agreement) to acquire Fleetmatics Group PLC, a public limited company incorporated in Ireland (Fleetmatics). Fleetmatics is a leading global provider of fleet and mobile workforce management solutions. Pursuant to the terms of the Transaction Agreement, we acquired Fleetmatics for $60.00 per ordinary share in cash. The aggregate merger consideration was approximately $2.5 billion, including cash acquired of $0.1 billion. We completed the acquisition on November 7, 2016. As a result of the transaction, Fleetmatics became a wholly-owned subsidiary of Verizon.

The consolidated financial statements include the results of Fleetmatics’ operations from the date the acquisition closed. Had this acquisition been completed on January 1, 2016 or 2015, the results of the acquired operations of Fleetmatics would not have had a significant impact on the consolidated net income attributable to Verizon. Upon closing, we recorded approximately $1.4 billion of goodwill and $1.1 billion of other intangibles.

The acquisition of Fleetmatics was accounted for as a business combination. The consideration was allocated to the assets acquired and liabilities assumed based on their fair values as of the close of the acquisition.

Goodwill is calculated as the difference between the acquisition date fair value of the consideration transferred and the fair value of the net assets acquired. The goodwill recorded as a result of the Fleetmatics transaction represents future economic benefits we expect to achieve as a result of the acquisition. The goodwill related to this acquisition is included within Corporate and other (see Note 3 for additional details).

Other

On July 29, 2016, we acquired Telogis, Inc., a global cloud-based mobile enterprise management software business, for $0.9 billion of cash consideration. Upon closing, we recorded $0.5 billion of goodwill that is included within Corporate and other.

On September 12, 2016, we announced an agreement to acquire a leading provider of IoT solutions for smart communities for cash consideration that is not significant. The transaction was completed in October 2016.

On September 3, 2015, AOL announced an agreement to acquire an advertising technology business for cash consideration that was not significant. The transaction was completed in October 2015.

On October 7, 2014, Redbox Instant by Verizon, a venture between Verizon and Redbox Automated Retail, LLC (Redbox), a wholly-owned subsidiary of Outerwall Inc., ceased providing service to its customers. In accordance with an agreement between the parties, Redbox withdrew from the venture on October 20, 2014 and Verizon wound down and dissolved the venture during the fourth quarter of 2014. As a result of the termination of the venture, we recorded a pre-tax loss of $0.1 billion in the fourth quarter of 2014.

During February 2014, we acquired a business dedicated to the development of IP television for cash consideration that was not significant.

Real Estate Transaction

On May 19, 2015, we consummated a sale-leaseback transaction with a financial services firm for the buildings and real estate at our Basking Ridge, New Jersey location. We received total gross proceeds of $0.7 billion resulting in a deferred gain of $0.4 billion, which will be amortized over the initial leaseback term of twenty years. The leaseback of the buildings and real estate is accounted for as an operating lease. The proceeds received as a result of this transaction have been classified within Cash flows used in investing activities on our consolidated statement of cash flows for the year ended December 31, 2015.